Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-101652, 333-137102, 333-153419, 333-206420, 333-207946, 333-210151, 333-222294 and 333-228502) of Partner Communications Company Ltd. of our report dated February 28, 2022 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F. We also consent to the reference to us under the heading "Selected Financial Data" in this Form 20-F.

Tel-Aviv, Israel	/s/ Kesselman & Kesselman
February 28, 2022	Certified Public Accountants (Isr.)
A member firm of PricewaterhouseCoopers International Limited

Derech Menachem Begin 146, Tel-Aviv-Yafo 6492103, Israel,
P.O Box 7187 Tel-Aviv 6107120 Telephone: +972 -3- 7954555, Fax:+972 -3- 7954556, www.pwc.com/il